UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018

Twenty-First Century Fox, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32352

Delaware	26-0075658
(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Agreement and Plan of Merger

On June 20, 2018, Twenty-First Century Fox, Inc. (“21CF”), The Walt Disney Company (“Disney”), TWDC Holdco 613 Corp., a Delaware corporation and wholly owned subsidiary of Disney (“New Disney”), WDC Merger Enterprises I, Inc., a Delaware corporation and wholly owned subsidiary of New Disney (“Delta Sub”), and WDC Merger Enterprises II, Inc., a Delaware corporation and wholly owned subsidiary of New Disney (“Wax Sub”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”). The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated December 13, 2017, by and among and 21CF, Disney, TWC Merger Enterprises 2 Corp., and TWC Merger Enterprises 1, LLC, as amended by Amendment No. 1 thereto (as amended, the “Original Merger Agreement”).

Pursuant to the Amended and Restated Merger Agreement, Disney and 21CF have agreed to revise the structure of their previously announced transaction to provide that, following the Distribution (as defined below), Disney will acquire 21CF under a newly formed holding company, New Disney. Under the revised structure, subject to the terms and conditions set forth in the Amended and Restated Merger Agreement, following successive merger transactions (the “Mergers”), each of Disney and 21CF will become wholly-owned subsidiaries of New Disney. The merger pursuant to which Delta Sub will merge with and into Disney will be effected pursuant to Section 251(g) of the Delaware General Corporation Law, permitting the merger of Disney with Delta Sub without a vote of Disney’s stockholders. The 21CF business to be acquired by Disney (the “Acquired Assets”) remain the same as under the Original Merger Agreement.

Subject to the terms and conditions set forth in the Amended and Restated Merger Agreement, the Amended and Restated Merger Agreement also provides, among other things, that at the effective time of the merger pursuant to which Wax Sub will merge with and into 21CF (the “21CF Merger”), each share of common stock, par value $0.01 per share, of 21CF issued and outstanding immediately prior to the effective time of the 21CF Merger (other than (i) shares held in treasury by 21CF that are not held on behalf of third parties, (ii) shares held by subsidiaries of 21CF and (iii) shares held by 21CF stockholders who have not voted in favor of the 21CF Merger and perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) will be exchanged for consideration (the “Merger Consideration”) in the form of either cash (the “Cash Consideration”) or a fraction of a share of New Disney common stock (the “Stock Consideration”). The value of the Merger Consideration may fluctuate with the market price of Disney common stock and will, subject to the collar described in the definition of “Exchange Ratio” below, be determined based on the volume-weighted average trading price of a share of Disney common stock on the New York Stock Exchange over the fifteen day consecutive trading day period ending on (and including) the trading day that is three trading days prior to the date of the effective time of the 21CF Merger (such price, the “Average Disney Price”). Subject to the election, proration and adjustment procedures set forth in the Amended and Restated Merger Agreement, each share of 21CF common stock will be exchanged for an amount (such amount, the “Per Share Value”), payable in cash or New Disney common stock, equal to the sum of (i) $19.00 plus (ii) fifty percent (50.0%) of the value (determined based on the Average Disney Price) of a number of shares of Disney common stock equal to the Exchange Ratio (as defined below). The number of shares of New Disney common stock to be delivered in exchange for each share of 21CF common stock to 21CF stockholders electing to receive Stock Consideration will be equal to the Per Share Value divided by the Average Disney Stock Price. The Merger Consideration is subject to the proration provisions set forth in the Amended and Restated Merger Agreement, which ensure that the aggregate Cash Consideration (before giving effect to the adjustment for transaction taxes described below) is equal to $35.7 billion. As a result, the form of consideration a stockholder elects to receive may be adjusted such that it may receive, in part, a different form of consideration than the form it elected. Any 21CF stockholder not making an election will receive the Cash Consideration, the Stock Consideration or a combination of both, as determined by the proration provisions of the Amended and Restated Merger Agreement.

“Exchange Ratio” means:

•	If the Average Disney Price is an amount greater than $114.32, then the Exchange Ratio shall be 0.3324;

•	If the Average Disney Price is an amount greater than or equal to $93.53 but less than or equal to $114.32, then the Exchange Ratio shall be an amount equal to the quotient obtained by dividing (x) $38.00 by (y) the Average Disney Price; or

•	If the Average Disney Price is an amount less than $93.53, then the Exchange Ratio shall be 0.4063.

The Merger Consideration is also subject to adjustment for certain tax liabilities arising from the Separation (as defined below) and the Distribution and other transactions contemplated by the Amended and Restated Merger Agreement.

The Merger Consideration was set based on an estimate of $8.5 billion for such tax liabilities, and will be adjusted immediately prior to the closing of the acquisition if the final estimate of such tax liabilities at closing is more than $8.5 billion or less than $6.5 billion. Such adjustment could increase or decrease the Merger Consideration, depending on whether the final estimate is lower or higher, respectively, than $6.5 billion or $8.5 billion. Additionally, if the final estimate of such tax liabilities is lower than $8.5 billion, Disney will make a cash payment to New Fox, Inc. (“New Fox”) reflecting the difference between such amount and $8.5 billion, up to a maximum cash payment of $2 billion (the “Cash Payment”), effectively resulting in a net reduction in the amount of the cash dividend to 21CF from New Fox (which is described further below).

In addition, the Amended and Restated Merger Agreement provides that Disney will, if and to the extent necessary to obtain certain required governmental consents contemplated by the Amended and Restated Merger Agreement (the “Required Governmental Consents”), be required to divest Acquired Assets, other than 21CF’s regional sports networks, which generated, in the aggregate, no more than $1 billion of 21CF EBITDA (as defined in the Amended and Restated Merger Agreement), an increase of $500 million of 21CF EBITDA as compared to the Original Merger Agreement. Disney also remains committed, if and to the extent necessary to obtain the Required Governmental Consents, to divest 21CF’s regional sports networks. If any such divestitures are agreed to or accepted with respect to 21CF’s regional sports networks in obtaining the Required Governmental Consents, the $1 billion 21CF EBITDA threshold described in the prior sentence will be reduced by the lesser of (1) the aggregate amount of 21CF EBITDA attributable to such divested regional sports networks and (2) $500 million of 21CF EBITDA.

Additionally, the Amended and Restated Merger Agreement eliminates the condition contained in the Original Merger Agreement that the parties receive a tax ruling from the Australian Taxation Office.

Except as set forth above, the material terms of the Amended and Restated Merger Agreement are substantially the same as the terms of the Original Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2017. Upon the completion of the mergers, New Disney’s common stock is expected to be listed for trading on the New York Stock Exchange under Disney’s current ticker symbol, “DIS”.

As set forth in the Original Merger Agreement, the Amended and Restated Merger Agreement continues to contemplate that, prior to the consummation of the Mergers, 21CF will, among other things, engage in an internal restructuring whereby it will transfer to New Fox a portfolio of 21CF’s news, sports and broadcast businesses, including the Fox News Channel, Fox Business Network, Fox Broadcasting Company, Fox Sports, Fox Television Stations Group, and sports cable networks FS1, FS2, Fox Deportes and Big Ten Network and certain other assets, and New Fox will assume from 21CF certain liabilities associated with such businesses (the “Separation”). 21CF will retain all assets and liabilities not transferred to New Fox, including the 20th Century Fox Film and Television studios and certain cable and international television businesses. Following the Separation and prior to the Mergers, 21CF will distribute all of the issued and outstanding common stock of New Fox to the holders of the outstanding shares of 21CF common stock on a pro rata basis (the “Distribution”) pursuant to a recapitalization merger in accordance with the terms of the Amended and Restated Distribution Merger Agreement (as defined below). Prior to the Distribution, New Fox will pay 21CF a dividend in the amount of $8.5 billion. New Fox will incur indebtedness sufficient to fund the dividend, which indebtedness will be reduced after the closing of the transaction by the amount of the Cash Payment.

The foregoing summary of the Amended and Restated Merger Agreement is qualified in its entirety by the full text of the Amended and Restated Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Amended and Restated Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Disney, 21CF, New Disney or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Amended and Restated Merger Agreement were made only for purposes of the Amended and Restated Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Amended and Restated Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended and Restated Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in Disney’s, 21CF’s or New Disney’s public disclosures.

Amended and Restated Voting Agreement

On June 20, 2018, concurrently with the execution of the Amended and Restated Merger Agreement, Disney entered into an Amended and Restated Voting Agreement with Murdoch Family Trust and Cruden Financial Services LLC (collectively, the “Stockholders”). The Amended and Restated Voting Agreement amends and restates in its entirety the Voting Agreement, dated December 13, 2017, by and among Disney and the Stockholders (the “Original Voting Agreement”). Shares of 21CF common stock beneficially owned by the Stockholders subject to the Amended and Restated Voting Agreement (the “Voting Agreement Shares”) constituted approximately 16.90% of the total issued and outstanding shares of 21CF common stock as of June 20, 2018. The terms of the Amended and Restated Voting Agreement conform the terms of the Original Voting Agreement to the Amended and Restated Merger Agreement and are otherwise substantially the same as those of the Original Voting Agreement.

Amended and Restated Distribution Merger Agreement

On June 20, 2018, concurrently with the execution of the Amended and Restated Merger Agreement, 21CF and 21CF Distribution Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of 21CF (the “Distribution Merger Sub”) entered into an Amended and Restated Distribution Agreement and Plan of Merger (the “Amended and Restated Distribution Merger Agreement”) The Amended and Restated Distribution Merger Agreement provides that at 8:00 a.m. (New York City time) on the closing date Distribution Merger Sub will be merged with and into 21CF, with 21CF surviving the merger (the “Distribution Merger”).

Following completion of the Distribution Merger, each 21CF stockholder (other than holders of the hook stock shares) will continue to hold a number of shares of 21CF, with the amount of such shares adjusted downward in accordance with the terms of the Amended and Restated Distribution Merger Agreement and will hold an ownership interest in New Fox proportionately equal to its existing ownership interest in 21CF. The Amended and Restated Merger Agreement provides for adjustment to the consideration payable in respect of shares of 21CF such that a stockholder’s decreased number of shares of 21CF after the Distribution Merger will not affect the amount of consideration such stockholder is entitled to under the Amended and Restated Merger Agreement.

The foregoing summary of the Amended and Restated Distribution Merger Agreement is qualified in its entirety by the full text of the Amended and Restated Distribution Merger Agreement, which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between The Walt Disney Company (“Disney”) and Twenty-First Century Fox, Inc. (“21CF”), TWDC Holdco 613 Corp. (“New Disney”) will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Disney and 21CF that also constitutes a prospectus of New Disney, which will replace the definitive joint proxy statement/prospectus which Disney and 21CF previously filed with the SEC on May 24, 2018 and mailed to their respective stockholders on or about June 1, 2018. 21CF will file with the SEC a registration statement for a newly formed subsidiary (“New Fox”), which is contemplated to own certain assets and businesses of 21CF not being acquired by Disney in connection with the proposed transaction. 21CF, Disney and New Disney may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form S-4, the joint proxy statement/prospectus or the registration statement of New Fox or any other document which 21CF, Disney or New Disney may file with the SEC. INVESTORS AND SECURITY HOLDERS OF 21CF AND DISNEY ARE URGED TO READ THE REGISTRATION STATEMENTS, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statements and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by 21CF, Disney and New Disney through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of:

21CF	Disney
1211 Avenue of Americas	c/o Broadridge Corporate Issuer Solutions
New York, NY 10036	P.O. Box 1342
Attention: Investor Relations	Brentwood, NY 11717
1 (212) 852 7059	Attention: Disney Shareholder Services
Investor@21CF.com	1 (855) 553 4763

Participants in the Solicitation

21CF, Disney, New Disney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding 21CF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in 21CF’s Annual Report on Form 10-K for the year ended June 30, 2017 and its proxy statement filed on September 28, 2017, which are filed with the SEC. Information regarding Disney’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2017 and its proxy statement filed on January 12, 2018, which are filed with the SEC. A more complete description will be available in the registration statement on Form S-4, the joint proxy statement/prospectus and the registration statement of New Fox.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction, (iii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the transaction under U.S. and Australian tax laws), (iv) the risk that the anticipated tax treatment of the transaction is not obtained, (v) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the number of New Disney shares and the cash amount to be paid to holders of 21CF’s common stock, (vi) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) negative effects of the announcement or the consummation of the transaction on the market price of 21CF’s common stock, Disney’s common stock and/or New Disney’s common stock, (x) risks relating to the value of the New Disney shares to be issued in the transaction and uncertainty as to the long-term value of New Disney’s common stock, (xi) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (xii) the risks and costs associated with, and the ability of New Disney to, integrate the businesses successfully and to achieve anticipated synergies, (xiii) the risk that disruptions from the proposed transaction will harm 21CF’s or Disney’s business, including current plans and operations, (xiv) the ability of 21CF or Disney to retain and hire key personnel, (xv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xvi) the ability of the parties to obtain or consummate financing or refinancing related to the transactions upon acceptable terms or at all, (xvii) the risk that New Fox, as a new company that currently has no credit rating, will not have access to the capital markets on acceptable terms, (xviii) the risk that New Fox may be unable to achieve some or all of the benefits that 21CF expects New Fox to achieve as an independent, publicly-traded company, (xix) the risk that New Fox may be more susceptible to market fluctuations and other adverse events than it would have otherwise been while still a part of 21CF, (xx) the risk that New Fox will incur significant indebtedness in connection with the separation and distribution, and the degree to which it will be leveraged following completion of the distribution may materially and adversely affect its business, financial condition and results of operations, (xxi) as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transactions, as well as in the registration statement filed with respect to New Fox. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the registration statement of New Fox will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on 21CF’s, Disney’s or New Disney’s consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF, Disney nor New Disney assume any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018, among Twenty-First Century Fox, Inc., The Walt Disney Company, TWDC Holdco 613 Corp., WDC Merger Enterprises I, Inc., and WDC Merger Enterprises II, Inc.*

2.2	Amended and Restated Distribution Agreement and Plan of Merger, dated as of June 20, 2018, between Twenty-First Century Fox, Inc. and 21CF Distribution Merger Sub, Inc.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018, among Twenty-First Century Fox, Inc., The Walt Disney Company, TWDC Holdco 613 Corp., WDC Merger Enterprises I, Inc., and WDC Merger Enterprises II, Inc.*

2.2	Amended and Restated Distribution Agreement and Plan of Merger, dated as of June 20, 2018, between Twenty-First Century Fox, Inc. and 21CF Distribution Merger Sub, Inc.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: June 21, 2018